                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                 March 22, 2005

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

RHODE ISLAND                                            05-0318215
(STATE OR OTHER JURISDICTION OF                         (IRS EMPLOYER IDENTIFICATION
INCORPORATION OR ORGANIZATION)                          NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 22, 2005,  Astro-Med,  Inc. (the  "Company")  issued a press release in which it disclosed unaudited financial information related to fourth quarter and twelve month consolidated earnings. A copy of the press release relating to such announcement,  dated March 22, 2005,  is attached  hereto as Exhibit 99.1 and is incorporated  herein by reference.

This  information  shall not be deemed "filed" for purposes of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated  by reference in any filing under the  Securities  Act of 1933,  as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibit

Exhibit no.       Exhibit

99.1              Press Release dated March 22, 2005

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: March 23, 2005                                 ASTRO-MED, INC.

                                              By:      s/ Joseph P. O'Connell
                                                   ------------------------------
                                                          Joseph P. O'Connell
                                                          Vice President, Treasurer and
                                                          Chief Financial Officer

                                INDEX TO EXHIBITS

          Exhibit No.                       Exhibit
          -----------                       -------

          99.1                              Press Release Dated March 22, 2005